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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2007


                           SHORE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Virginia               000-23847                 54-1873994
(State or other jurisdiction of   (Commission             (I.R.S. Employer
 incorporation or organization)   File Number)           Identification No.)


                               25020 Shore Parkway
                              Onley, Virginia 23418
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (757) 787-1335

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirements of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act




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Item 8.01    Other Events

                  On September 25, 2007, Shore Financial Corporation issued a press release announcing that its wholly-owned subsidiary Shore Bank opened a new banking location in Pocomoke City, Maryland. A copy of the company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

         The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                           SHORE FINANCIAL CORPORATION


                             By:      /s/  Steven M. Belote
                             -------------------------------------------------
                                       Steven M. Belote
                                       Senior Vice President and
                                       Chief Financial Officer



September 25, 2007

PRESS RELEASE
September 25, 2007


                      Shore Bank Opens Pocomoke City Branch

Shore Bank has announced that it has opened its new banking location in Pocomoke City, Maryland. The new facility represents the bank's eighth banking location and will complement the bank's two locations in Salisbury, Maryland and its five locations on the Eastern Shore of Virginia. The new location will offer the bank's full array of products including totally free checking with online banking and bill pay, high interest Grand Slam checking as well as an excellent menu of business banking products.

Scott Harvard, President and CEO of Shore Bank said, "We are excited to add a new banking office in Pocomoke City." Harvard continued, "Shore Bank is fortunate to have key staff already living in Pocomoke who understands Shore Bank's commitment to customer and community service."

Shore Bank has eight branches and 21 ATMs serving the Shore from Salisbury to Cheriton. Shore Bank is a subsidiary of Shore Financial Corporation, and is the only banking company with headquarters on the Eastern Shore that is publicly traded on the NASDAQ Global Market. The company stock symbol is "SHBK" and the Bank can be found on the World Wide Web at shorebank.com.

Contact:

Steven M. Belote
Senior Vice President/CFO
Shore Financial Corporation
P. O. Box 920 Onley, VA 23418 757 787-1335